                                   EXHIBIT 24


                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints (1) the Senior Vice President and General Counsel or any Associate General Counsel of E.I. duPont de Nemours and Company (hereinafter referred to as the "Company"), and (2) the Chief Financial Officer of the Company, or any Vice President, DuPont Finance, jointly, in his or her name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission, Registration Statements on Form S-8 relating to DuPont common stock, $0.30 par value, offered under various compensation and benefit plans of the Company and its subsidiaries and affiliates, any and all amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.



/s/ C. O. Holliday, Jr.                                         10/25/97
-----------------------                                         --------
     Director                                                     Date

                                   EXHIBIT 24


                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints (1) the Senior Vice President and General Counsel or any Associate General Counsel of E.I. duPont de Nemours and Company (hereinafter referred to as the "Company"), and (2) the Chief Financial Officer of the Company, or any Vice President, DuPont Finance, jointly, in his or her name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission, Registration Statements on Form S-8 relating to DuPont common stock, $0.30 par value, offered under various compensation and benefit plans of the Company and its subsidiaries and affiliates, any and all amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.



/s/ A. J. P. Belda                                               6/5/00
-----------------------                                          ------
     Director                                                     Date

                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints (1) the Senior Vice President and General Counsel or any Associate General Counsel of E.I. duPont de Nemours and Company (hereinafter referred to as the "Company"), and (2) the Chief Financial Officer of the Company, or any Vice President, DuPont Finance, jointly, in his or her name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission, Registration Statements on Form S-8 relating to DuPont common stock, $0.30 par value, offered under various compensation and benefit plans of the Company and its subsidiaries and affiliates, any and all amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.



/s/ C. J. Crawford                                              7/24/99
------------------                                              -------
     Director                                                     Date

                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints (1) the Senior Vice President and General Counsel or any Associate General Counsel of E.I. duPont de Nemours and Company (hereinafter referred to as the "Company"), and (2) the Chief Financial Officer of the Company, or any Vice President, DuPont Finance, jointly, in his or her name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission, Registration Statements on Form S-8 relating to DuPont common stock, $0.30 par value, offered under various compensation and benefit plans of the Company and its subsidiaries and affiliates, any and all amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.



/s/ Louisa C. Duemling                                      October 28, 1997
----------------------                                      ----------------
     Director                                                     Date

                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints (1) the Senior Vice President and General Counsel or any Associate General Counsel of E.I. duPont de Nemours and Company (hereinafter referred to as the "Company"), and (2) the Chief Financial Officer of the Company, or any Vice President, DuPont Finance, jointly, in his or her name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission, Registration Statements on Form S-8 relating to DuPont common stock, $0.30 par value, offered under various compensation and benefit plans of the Company and its subsidiaries and affiliates, any and all amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.



/s/ Edward B. du Pont                                           (undated)
---------------------                                           ---------
     Director                                                     Date

                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints (1) the Senior Vice President and General Counsel or any Associate General Counsel of E.I. duPont de Nemours and Company (hereinafter referred to as the "Company"), and (2) the Chief Financial Officer of the Company, or any Vice President, DuPont Finance, jointly, in his or her name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission, Registration Statements on Form S-8 relating to DuPont common stock, $0.30 par value, offered under various compensation and benefit plans of the Company and its subsidiaries and affiliates, any and all amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.



/s/ D. C. Hopkins                                                6/5/00
------------------                                               ------
     Director                                                     Date

                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints (1) the Senior Vice President and General Counsel or any Associate General Counsel of E.I. duPont de Nemours and Company (hereinafter referred to as the "Company"), and (2) the Chief Financial Officer of the Company, or any Vice President, DuPont Finance, jointly, in his or her name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission, Registration Statements on Form S-8 relating to DuPont common stock, $0.30 par value, offered under various compensation and benefit plans of the Company and its subsidiaries and affiliates, any and all amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.



/s/ Lois D. Juliber                                             10/25/97
-------------------                                             --------
     Director                                                     Date

                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints (1) the Senior Vice President and General Counsel or any Associate General Counsel of E.I. duPont de Nemours and Company (hereinafter referred to as the "Company"), and (2) the Chief Financial Officer of the Company, or any Vice President, DuPont Finance, jointly, in his or her name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission, Registration Statements on Form S-8 relating to DuPont common stock, $0.30 par value, offered under various compensation and benefit plans of the Company and its subsidiaries and affiliates, any and all amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.



/s/ G. Lindahl                                                  5/6/00
-------------------                                             ------
     Director                                                    Date

                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints (1) the Senior Vice President and General Counsel or any Associate General Counsel of E.I. duPont de Nemours and Company (hereinafter referred to as the "Company"), and (2) the Chief Financial Officer of the Company, or any Vice President, DuPont Finance, jointly, in his or her name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission, Registration Statements on Form S-8 relating to DuPont common stock, $0.30 par value, offered under various compensation and benefit plans of the Company and its subsidiaries and affiliates, any and all amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.



/s/ M. Naitoh                                                     6/6/00
---------------------                                             ------
     Director                                                      Date

                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints (1) the Senior Vice President and General Counsel or any Associate General Counsel of E.I. duPont de Nemours and Company (hereinafter referred to as the "Company"), and (2) the Chief Financial Officer of the Company, or any Vice President, DuPont Finance, jointly, in his or her name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission, Registration Statements on Form S-8 relating to DuPont common stock, $0.30 par value, offered under various compensation and benefit plans of the Company and its subsidiaries and affiliates, any and all amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.



/s/ William K. Reilly                                         Dec 17, 1997
---------------------                                         ------------
     Director                                                     Date

                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints (1) the Senior Vice President and General Counsel or any Associate General Counsel of E.I. duPont de Nemours and Company (hereinafter referred to as the "Company"), and (2) the Chief Financial Officer of the Company, or any Vice President, DuPont Finance, jointly, in his or her name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission, Registration Statements on Form S-8 relating to DuPont common stock, $0.30 par value, offered under various compensation and benefit plans of the Company and its subsidiaries and affiliates, any and all amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.



/s/ H. Rodney Sharp, III                                        10/29/97
------------------------                                        --------
     Director                                                     Date

                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints (1) the Senior Vice President and General Counsel or any Associate General Counsel of E.I. duPont de Nemours and Company (hereinafter referred to as the "Company"), and (2) the Chief Financial Officer of the Company, or any Vice President, DuPont Finance, jointly, in his or her name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission, Registration Statements on Form S-8 relating to DuPont common stock, $0.30 par value, offered under various compensation and benefit plans of the Company and its subsidiaries and affiliates, any and all amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.



/s/ Charles M. Vest                                           Dec. 17, 1997
--------------------                                          -------------
     Director                                                     Date

                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints (1) the Senior Vice President and General Counsel or any Associate General Counsel of E.I. duPont de Nemours and Company (hereinafter referred to as the "Company"), and (2) the Chief Financial Officer of the Company, or any Vice President, DuPont Finance, jointly, in his or her name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission, Registration Statements on Form S-8 relating to DuPont common stock, $0.30 par value, offered under various compensation and benefit plans of the Company and its subsidiaries and affiliates, any and all amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration under the Securities Act of 1933, as amended, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.



/s/ J. I. Weill                                                (undated)
-------------------                                            ---------
     Director                                                     Date